Exhibit 99.1

Ideanomics Signs a Definitive Agreement to Acquire

California-based US Hybrid

-	Founded in 1999, US Hybrid has pioneered clean transportation technologies for more than 20 years
-	It offers proven zero-emission powertrain components for electric, hybrid and fuel cell applications
-	Has fully operational Fuel Cell Engines for both mobile and stationary use at the 10kw, 50kw, and 100kw power levels
-	CEO Dr. Gordon Abas Goodarzi, PhD, PE is a 30-year veteran of BEV, FCe, and Hybrid industries and will become Chief Scientist for Ideanomics

New York, May 13, 2021/PRNewswire/ - Ideanomics (NASDAQ: IDEX) ("Ideanomics" or the "Company") is pleased to announce it has signed a definitive agreement to acquire 100% of privately held US Hybrid in cash and stock consideration, the material terms of which are disclosed in the Company’s related 8-K filing. The acquisition is subject to customary closing conditions.

The acquisition of US Hybrid brings to Ideanomics the application of US-built technology, for use in its own vehicles, and significantly extends the company’s capabilities in zero-emission transportation. US Hybrid will continue to service its existing customer base, and Ideanomics will assist them in scaling their business operations within the Ideanomics Mobility business division. US Hybrid operates from locations in California, Connecticut, and Massachusetts.

Founded in 1999, and headquartered in Torrance, California, US Hybrid has been providing innovative solutions including components, drive trains, and fuel cells to medium and heavy-duty commercial fleet operators. US Hybrid designs, manufactures, and markets integrated power conversion systems for battery electric, fuel cell, and hybrid vehicles, as well as systems for renewable energy generation and storage. The company has been leading the clean-tech revolution by offering integrated power conversion components and integrated motor drives, motors and controllers, distributed energy management systems, and DC-DC boost converters - equipment that is vital to the growth of the broader EV industry. In addition to its relationships with leading OEMs, US Hybrid has delivered projects for the private and public sectors, including the defense industry and governmental customers.

US Hybrid has reliably demonstrated proven powertrain technology, along with DC-DC converters which possess high efficiency ratings and fast dynamic response capabilities. US Hybrid enjoys long-term commercial relationships in various industries including Commercial, Defense & Aerospace, and Transit/Municipal for its BEV, FCe, and Hybrid platforms.

“The acquisition of US Hybrid is a significant one for our EV efforts across the Ideanomics Mobility division and is the stepping-stone we were looking for to ensure we provide vehicles and technologies that can proudly allow us to state the meaningful components are Made in America. We are excited to bring Dr. Goodarzi and team into the Ideanomics family, they have been exceptional to work with throughout our discussions, and we look forward to helping them develop their business further. We will be bringing their technologies and capabilities into our own vehicles, as well as helping the broader industry leverage the outstanding technology the US Hybrid team has developed in Hybrid, EV, and Hydrogen fuel cells” said Alf Poor, Ideanomics CEO. “With decades of experience and credibility from deployments with reputable customers, US Hybrid will become an innovation engine for Ideanomics and provide strategic opportunities for clean technology applications across the zero emissions transportation value chain, both now and in the future”.

“We are excited to be joining the Ideanomics family, as a synergistic addition to the Ideanomics ecosystem of EV businesses. Ideanomics’ global platform will provide us with the opportunity to unlock the commercialization and sales potential of our American-made zero-emission products within Ideanomics and our broad customer base. This combination of our businesses provides for a bright future in zero emission transportation, where we continue to innovate for the future, while scaling our commercial products to meet the immediate demands of the industry.” Said Dr. Gordon Abas Goodarzi, PhD, PE, CEO of US Hybrid.

About US Hybrid.

US Hybrid specializes in the design and manufacturing of zero emission powertrain components for electric, hybrid, and fuel cell medium and heavy-duty municipality vehicles, commercial trucks, buses, and specialty vehicles throughout the world. Established in 1999, US Hybrid began with a cadre of knowledgeable engineers and management with decades of experience in electric and hybrid powertrain and energy storage systems. US Hybrid has been developing and deploying electric, hybrid, and fuel cell vehicles for decades, as well as designing, developing and manufacturing electric powertrain and fuel cell engines for medium and heavy-duty fuel cell commercial buses and truck OEMs. US Hybrid powertrain components are designed for the MD/HD clean transportation industry, providing zero emission powertrain solutions to our customers and partners globally.

About Ideanomics

Ideanomics is a catalyst for disruption to those industries where improvements in sustainability, transparency, and freedom of choice would have profound benefits on a global scale. The Ideanomics Mobility division is a service provider which facilitates the adoption of electric vehicles by commercial fleet operators through offering vehicle procurement, finance and leasing, and energy management solutions under our innovative sales to financing to charging (S2F2C) business model. Ideanomics Capital is focused on disruptive fintech solutions for the financial services industry. Together, Ideanomics Mobility & Capital provide our global customers and partners with leading technologies and services designed to improve transparency, efficiency, and accountability, and our shareholders with the opportunity to participate in high-potential, growth industries.

The company is headquartered in New York, NY, with offices in Beijing, Hangzhou, and Qingdao, and operations in the U.S., China, Ukraine, and Malaysia.

Safe Harbor Statement

This press release contains certain statements that may include "forward looking statements". All statements other than statements of historical fact included herein are "forward-looking statements." These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties, and include statements regarding our intention to transition our business model to become a next-generation financial technology company, our business strategy and planned product offerings, our intention to phase out our oil trading and consumer electronics businesses, and potential future financial results. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of risks and uncertainties, such as risks related to: our ability to continue as a going concern; our ability to raise additional financing to meet our business requirements; the transformation of our business model; fluctuations in our operating results; strain to our personnel management, financial systems and other resources as we grow our business; our ability to attract and retain key employees and senior management; competitive pressure; our international operations; and other risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Form 10-K and Form 10-Q filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

Investor Relations and Media Contact

Ideanomics, Inc.

Tony Sklar, SVP of Investor Relations

1441 Broadway, Suite 5116, New York, NY 10018

ir@ideanomics.com

Jeremy Ertl

Skyya for Ideanomics

507-458-9404

jeremy@skyya.com